UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 __________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

__________________________________________________________________________________

Date of Report (Date of earliest event reported): May 5, 2017

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California
(Address of principal executive offices) (zip code)

(424) 253-9991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02 Unregistered Sales of Equity Securities.

On May 5, 2017, the Company issued 23,410,383 shares of its common stock to JSJ in exchange for $19,313.57 of principal balance of the $55,000 Convertible Note and $3,742.10 in accrued interest. The remaining balance on the note is approximately $35,686.43.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: May 9, 2017	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO

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